UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 6, 2007

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Blvd., Suite 675 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective July 6, 2007, Nevada Gold & Casinos, Inc. (the “Company”) entered into a Separation Agreement and Release with Harold Thomas Winn (the “Separation Agreement”), in connection with his previously announced resignation as the Chairman of the Board of Directors of the Company. Under the terms of his Separation Agreement, Mr. Winn’s employment has been terminated but he will continue as a member of the Board of Directors for the remainder of his term which expires in 2008.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
10.1 Separation Agreement and Release between Nevada Gold & Casinos, Inc. and Harold Thomas Winn effective July 6, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: July 9, 2007	By:	/s/ James J. Kohn
James J. Kohn
Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit
10.1	Separation Agreement and Release between Nevada Gold & Casinos, Inc. and Harold Thomas Winn effective July 6, 2007